EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,
                             18 U.S.C. SECTION 1350

                  In connection with the Annual Report of
BounceBackTechnologies.com, Inc. (the "Company") on Form 10-QSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John J. Pilger, Chief Executive Officer, President and Chairman, and Chief Financial Officer and Chief Accounting Officer of the Company certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. ss.1350, that:

          (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 except that the 2002 Financial Statements for the year ended September 30, 2002 have not been audited and the Financial Statement for the three and six month periods ended March 31, 2002 has not been reviewed as required; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                             /s/ John J. Pilger
                             John J. Pilger
                             Chief Executive Officer, President and Chairman and Chief Financial Officer and Chief Accounting Officer
                             June  4, 2003